SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 10, 2001


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits
                 --------

Exhibit          Description
-------          -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on September 10, 2001.



ITEM 9.  REGULATION FD DISCLOSURE

During the month of September 2001 Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 10, 2001


                                      MAVERICK TUBE CORPORATION


                                      By: /s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Controller and Assistant Secretary

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on September 10, 2001.

                                     [LOGO]

                           MAVERICK TUBE CORPORATION




                                                        MANAGEMENT PRESENTATION

                                                        September 2001

--------------------------------------------------------------------------------

Forward Looking Statements

These slides accompany an oral presentation by Maverick Tube Corporation, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including;

o        oil and gas drilling activity;

o        steel price volatility;

o        domestic and foreign competitive pressures;

o        fluctuations in industry-wide inventory levels;

o        the presence or absence of governmentally imposed trade restrictions;

o        asserted and unasserted claims; and

o those other risks and uncertainties described in Maverick's Form 10-K and proxy Statement dated March 23, 2001 filed by Maverick.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                               1
--------------------------------------------------------------------------------

Maverick Today

o        1.5 million tons of tubular products capacity

o        Largest North American welded OCTG producer

o        Largest Buyer of Hot Rolled Steel in North America

o        Diverse operations with 10 mills and 4 locations

o        Highly efficient and low cost operations

o        Financially strong, positions for growth

                                                                               2
--------------------------------------------------------------------------------

Combined Company's Expanded
Prime Distribution Capabilities

          [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Longview, WA; Hickman, AR; Conroe, TX]

          [Pie graph omitted - demonstrates 2000 Revenues as 17% industrial products and 83% energy products]

                                                                               3
--------------------------------------------------------------------------------

Achieved Merger Benefits

o Combined company becomes one of the largest purchasers of hot rolled steel in North America

o Opportunities to expand energy and industrial market share in U.S. and Canada
                 *   $10/ton in improved spread = $.18/share EPS

o Have reduced Canadian Steel Cost by $60/Ton which reduces several Steel Cost by $20/Ton

                                                                               4
--------------------------------------------------------------------------------

Historical Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                                Short Tons (000)
                                ----------------

1Q97                                   196
2Q97                                   192
3Q97                                   213
4Q97                                   226

1Q98                                   169
2Q98                                   124
3Q98                                   123
4Q98                                   118

1Q99                                   109
2Q99                                   116
3Q99                                   164
4Q99                                   224

1Q00                                   214
2Q00                                   198
3Q00                                   208
4Q00                                   244

1Q01                                   237
2Q01                                   219
3Q01                               EST 251
4Q01                               EST 260

                                                                               5
--------------------------------------------------------------------------------

Strong Combined Balance Sheet

                                 (In millions of US$, except for percentages)

                              December 31, 2000                  June 30, 2001
                                    Actual                           Actual
                                 Consolidated                    Consolidated
                                --------------                  --------------

Working Capital                      118.8                           138.2

Total Assets                         389.0                           387.0

Total Debt (Net of Cash)              88.4                            64.3

Shareholders' Equity                 213.3                           232.7

Total Debt/Book Capitalization        29.3                            21.6

                                                                               6
--------------------------------------------------------------------------------

Broader Product Lines

    Energy Products

    - New and reworked wells, transportation of oil and gas, and other products

         -    Casing                 1 1/2" thru 16"

         -    Tubing                 Carbon and alloy grades

         -    Line Pipe              Complete end finishing

         -    Couplings              HIC resistant products for sour gas service

         -    Premium connections    80 ft Line Pipe

[Pie graph omitted - demonstrates 2001 forecasted volumes as 9% Carbon Tubing, 53% Carbon Casing, 19% Line Pipe, 17% Alloy Casing and 2% Alloy Tubing]


     Industrial Products

     -   Construction, agricultural and industrial equipment, and other products

         -    HSS                    1 1/2" - 12"

         -    Standard Pipe          Rounds, squares, rectangles

         -    Piling                 Custom products

[Pie graph omitted - demonstrates 2001 forecasted volumes as 82% HSS, 11% Standard Pipe and 7% Piling]

                                                                               7
--------------------------------------------------------------------------------

New 16" Mill Expands Market Opportunities

        US Market Expands by 37%

        Capacity spread over 5 product areas throughout North America

        Market share gained by

                  Full size range

                  Already do business with target customers

        Anticipated revenues for the New Mill will grow to $60 million in 2002

                                                                               8
--------------------------------------------------------------------------------

Large Mill Ramp Up


[Graph Omitted - Tabular representation for EDGAR filing below]

                                Industrial Tons            Energy Tons
                                ---------------            -----------

1Q 01                                2,424                    2,889
2Q 01                                4,991                    7,174
3Q 01                                3,057                   13,074
4Q 01                                3,420                   16,580
1Q 02                                3,990                   16,959
2Q 02                                5,330                   18,461
3Q 02                                4,694                   23,246
4Q 02                                4,195                   26,703

                                                                               9
--------------------------------------------------------------------------------

[LOGO]

MAVERICK TUBE CORPORATION


                                Business Overview

--------------------------------------------------------------------------------

Rig Count - U.S. & Canada

                                                         Source:  Baker Hughes

[Graph Omitted - Tabular representation for EDGAR filing below]


                                             Rigs Running

                                   U.S. Rigs            Canadian Rigs
                                   ---------            -------------

2Q97                                   936                   258
3Q97                                   992                   400
4Q97                                   997                   443

1Q98                                   965                   469
2Q98                                   862                   177
3Q98                                   794                   205
4Q98                                   688                   202

1Q99                                   550                   283
2Q99                                   524                   102
3Q99                                   649                   257
4Q99                                   775                   336

1Q00                                   770                   480
2Q00                                   842                   209
3Q00                                   980                   314
4Q00                                 1,073                   375

1Q01                                 1,139                   515
2Q01                                 1,237                   252
3Q01 (To Date)                       1,263                   322

                                                                              11
--------------------------------------------------------------------------------

Gas Prices & Gas Drilling - U.S.

[Graph Omitted - Tabular representation for EDGAR filing below]


                                    Gas Rigs            Gas Prices
                                (Running Rigs)            ($/MCF)
                                --------------          ----------

Jan 97                                478                  $3.56
Feb 97                                492                  $2.44
Mar 97                                518                  $1.77
Apr 97                                523                  $1.88
May 97                                550                  $2.09
Jun 97                                577                  $2.13
Jul 97                                584                  $2.09
Aug 97                                581                  $2.29
Sep 97                                614                  $2.72
Oct 97                                602                  $2.94
Nov 97                                625                  $3.17
Dec 97                                645                  $2.29

Jan 98                                603                  $2.08
Feb 98                                589                  $2.08
Mar 98                                601                  $2.17
Apr 98                                593                  $2.37
May 98                                574                  $2.13
Jun 98                                585                  $2.05
Jul 98                                549                  $2.19
Aug 98                                565                  $1.84
Sep 98                                559                  $1.83
Oct 98                                519                  $1.91
Nov 98                                499                  $2.01
Dec 98                                493                  $1.69

Jan 99                                465                  $1.80
Feb 99                                425                  $1.71
Mar 99                                412                  $1.69
Apr 99                                369                  $1.99
May 99                                380                  $2.21
Jun 99                                440                  $2.22
Jul 99                                481                  $2.18
Aug 99                                531                  $2.70
Sep 99                                577                  $2.58
Oct 99                                603                  $2.61
Nov 99                                635                  $2.48
Dec 99                                636                  $2.28

Jan 00                                632                  $2.33
Feb 00                                615                  $2.58
Mar 00                                598                  $2.70
Apr 00                                609                  $2.96
May 00                                649                  $3.36
Jun 00                                679                  $4.28
Jul 00                                733                  $4.09
Aug 00                                787                  $4.25
Sep 00                                808                  $4.96
Oct 00                                843                  $5.08
Nov 00                                829                  $5.36
Dec 00                                859                  $8.19

Jan 01                                883                  $8.98
Feb 01                                901                  $5.80
Mar 01                                913                  $5.16
Apr 01                                957                  $5.20
May 01                              1,005                  $4.12
Jun 01                              1,053                  $3.63
Jul 01                              1,055                  $2.96
Aug 01                              1,029                  $2.91

                                                                              12
--------------------------------------------------------------------------------

Oil Prices & Oil Drilling - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                                 Running Rigs       Oil Prices $$/BBL
                                --------------     -------------------

Jan 97                                 342                $25.23
Feb 97                                 356                $22.61
Mar 97                                 377                $22.54
Apr 97                                 372                $19.60
May 97                                 381                $20.87
Jun 97                                 396                $19.30
Jul 97                                 387                $19.46
Aug 97                                 409                $19.97
Sep 97                                 392                $19.77
Oct 97                                 390                $21.56
Nov 97                                 354                $20.57
Dec 97                                 362                $18.54

Jan 98                                 383                $16.58
Feb 98                                 380                $16.54
Mar 98                                 327                $15.11
Apr 98                                 287                $15.47
May 98                                 273                $15.09
Jun 98                                 267                $13.76
Jul 98                                 264                $14.04
Aug 98                                 226                $13.65
Sep 98                                 215                $14.69
Oct 98                                 214                $14.55
Nov 98                                 190                $13.51
Dec 98                                 159                $11.32

Jan 99                                 127                $12.53
Feb 99                                 117                $11.94
Mar 99                                 114                $14.80
Apr 99                                 126                $17.27
May 99                                 136                $18.04
Jun 99                                 122                $17.73
Jul 99                                 107                $20.18
Aug 99                                 113                $21.20
Sep 99                                 133                $23.39
Oct 99                                 139                $22.86
Nov 99                                 145                $24.07
Dec 99                                 161                $25.96

Jan 00                                 143                $27.31
Feb 00                                 154                $29.51
Mar 00                                 171                $29.81
Apr 00                                 196                $25.91
May 00                                 198                $29.20
Jun 00                                 202                $32.01
Jul 00                                 208                $29.25
Aug 00                                 205                $29.32
Sep 00                                 199                $33.30
Oct 00                                 216                $33.09
Nov 00                                 239                $34.59
Dec 00                                 239                $28.63

Jan 01                                 238                $29.99
Feb 01                                 238                $30.04
Mar 01                                 250                $27.16
Apr 01                                 247                $27.73
May 01                                 234                $28.71
Jun 01                                 216                $27.53
Jul 01                                 218                $26.86
Aug 01                                 219                $27.87

                                                                              13
--------------------------------------------------------------------------------

Drilling Permits & Running Rigs - U.S.

[Graph Omitted - Tabular representation for EDGAR filing below]

                                  2MMA Permits          Rigs Running
                               -----------------      -----------------

Jan 97                               3,360                    822
Feb 97                               3,324                    849
Mar 97                               3,201                    897
Apr 97                               3,267                    897
May 97                               3,608                    935
Jun 97                               3,748                    976
Jul 97                               3,557                    974
Aug 97                               3,495                    993
Sep 97                               3,498                  1,009
Oct 97                               3,614                    996
Nov 97                               3,209                    983
Dec 97                               3,018                  1,011

Jan 98                               3,194                    991
Feb 98                               2,933                    974
Mar 98                               3,129                    932
Apr 98                               3,469                    884
May 98                               3,600                    850
Jun 98                               3,515                    854
Jul 98                               3,283                    816
Aug 98                               3,273                    792
Sep 98                               3,268                    774
Oct 98                               3,083                    729
Nov 98                               2,811                    688
Dec 98                               2,474                    647

Jan 99                               2,291                    587
Feb 99                               2,295                    542
Mar 99                               2,267                    521
Apr 99                               2,151                    495
May 99                               2,015                    516
Jun 99                               2,450                    562
Jul 99                               2,658                    590
Aug 99                               2,985                    645
Sep 99                               3,600                    711
Oct 99                               3,264                    743
Nov 99                               2,690                    782
Dec 99                               3,032                    798

Jan 00                               3,461                    775
Feb 00                               3,452                    763
Mar 00                               3,464                    773
Apr 00                               3,117                    805
May 00                               3,003                    844
Jun 00                               3,234                    878
Jul 00                               3,310                    942
Aug 00                               3,925                    987
Sep 00                               3,884                  1,011
Oct 00                               3,442                  1,055
Nov 00                               3,558                  1,067
Dec 00                               3,309                  1,097

Jan 01                               3,558                  1,118
Feb 01                               3,309                  1,136
Mar 01                               3,309                  1,164
Apr 01                               3,815                  1,206
May 01                               4,037                  1,234
Jun 01                               3,779                  1,271
Jul 01                               4,198                  1,276
Aug 01                               4.311                  1,248

                                                                              14
--------------------------------------------------------------------------------

Rig Count & Wellhead Revenue - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                         12MTA Wellhead              Deseasonalized
                            Revenue                     Rig Count
                      (Billions of Dollars)
                      ---------------------       ---------------------

Jan 97                        $8.5                         865
Feb 97                        $8.5                         839
Mar 97                        $8.4                         857
Apr 97                        $8.2                         843
May 97                        $8.2                         894
Jun 97                        $8.2                         947
Jul 97                        $8.2                         960
Aug 97                        $8.2                         994
Sep 97                        $8.2                       1,025
Oct 97                        $8.3                       1,027
Nov 97                        $8.3                       1,028
Dec 97                        $8.0                       1,063

Jan 98                        $7.6                       1,042
Feb 98                        $7.5                         962
Mar 98                        $7.5                         891
Apr 98                        $7.5                         831
May 98                        $7.4                         812
Jun 98                        $7.3                         829
Jul 98                        $7.2                         804
Aug 98                        $7.0                         793
Sep 98                        $6.8                         786
Oct 98                        $6.5                         751
Nov 98                        $6.2                         720
Dec 98                        $6.0                         680

Jan 99                        $5.8                         617
Feb 99                        $5.7                         535
Mar 99                        $5.6                         498
Apr 99                        $5.6                         465
May 99                        $5.6                         493
Jun 99                        $5.6                         546
Jul 99                        $5.7                         582
Aug 99                        $5.9                         646
Sep 99                        $6.2                         722
Oct 99                        $6.4                         766
Nov 99                        $6.6                         818
Dec 99                        $6.9                         839

Jan 00                        $7.2                         815
Feb 00                        $7.5                         754
Mar 00                        $7.9                         739
Apr 00                        $8.1                         757
May 00                        $8.4                         807
Jun 00                        $8.9                         853
Jul 00                        $9.3                         929
Aug 00                        $9.6                         988
Sep 00                       $10.1                       1,027
Oct 00                       $10.6                       1,088
Nov 00                       $11.1                       1,116
Dec 00                       $12.1                       1,153

Jan 01                       $13.1                       1,176
Feb 01                       $13.5                       1,122
Mar 01                       $13.8                       1,113
Apr 01                       $14.2                       1,134
May 01                       $14.3                       1,180
Jun 01                       $14.1                       1,234
Jul 01                       $14.0                       1,258
Aug 01                       $13.8                       1,249

                                                                            15
--------------------------------------------------------------------------------

 OCTG Imports & Share of Consumption - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                                 OCTG Import                  Share
                                  Tons (000)             of Consumption
                                  ----------             --------------

1Q97                               97,275                     18.4%
2Q97                               94,142                    16.62%
3Q97                              110,342                     15.1%
4Q97                              107,251                     19.2%

1Q98                              115,194                     20.5%
2Q98                               93,041                     23.0%
3Q98                               86,952                     17.5%
4Q98                               47,969                     13.3%

1Q99                               26,354                      9.3%
2Q99                               25,736                      8.6%
3Q99                               34,956                      9.3%
4Q99                               83,124                    17.03%

1Q00                              136,086                     28.0%
2Q00                              178,260                     30.8%
3Q00                              197,934                     30.6%
4Q00                              207,970                     34.9%

1Q01                              220,597                     27.3%
2Q01                              278,146                     31.7%

                                                                              16
--------------------------------------------------------------------------------

OCTG Industry Inventory & Months Supply - U.S.


[Graph Omitted - Tabular representation for EDGAR filing below]


                    Industry                Months
                    Inventory               Supply
                    ---------              ---------

1Q97                 854,034                   4.8
2Q97               1,027,034                   5.4
3Q97               1,062,034                   4.4
4Q97               1,131,034                   6.1

1Q98               1,196,034                   6.4
2Q98               1,279,377                   9.5
3Q98               1,128,377                   6.8
4Q98                 975,377                   8.1

1Q99                 909,377                   9.6
2Q99                 830,000                   8.3
3Q99                 758,000                   6.0
4Q99                 773,000                   4.8

1Q00                 874,000                   5.4
2Q00                 994,000                   5.2
3Q00               1,075,000                   5.0
4Q00               1,208,602                   6.1

1Q01               1,218,013                   4.5
2Q01               1,307,013                   4.5

                                                                              17
--------------------------------------------------------------------------------

Maverick & Customer Owned Finished Goods Inventory - Finished Goods


[Graph Omitted - Tabular representation for EDGAR filing below]

                           MCT Inventory            Customer Inventory
                           -------------            ------------------

Apr 97                        41,900                      16,096
May 97                        37,892                      17,803
Jun 97                        35,772                      23,424
Jul 97                        36,376                      21,594
Aug 97                        37,478                      25,398
Sep 97                        42,065                      23,470
Oct 97                        52,894                      19,212
Nov 97                        53,767                      18,392
Dec 97                        55,577                      13,640

Jan 98                        60,690                      13,255
Feb 98                        58,963                      13,345
Mar 98                        54,937                      12,091
Apr 98                        59,935                       8,246
May 98                        57,849                       5,834
Jun 98                        55,334                       6,602
Jul 98                        55,380                       5,629
Aug 98                        49,230                       5,834
Sep 98                        44,508                       5,104
Oct 98                        43,350                       4,935
Nov 98                        45,771                       4,133
Dec 98                        33,659                       6,967

Jan 99                        34,692                       3,721
Feb 99                        38,237                       3,621
Mar 99                        38,683                       2,574
Apr 99                        34,325                       3,191
May 99                        34,519                       3,086
Jun 99                        34,628                       4,283
Jul 99                        37,755                       5,318
Aug 99                        45,039                       6,000
Sep 99                        40,283                       7,964
Oct 99                        36,216                      10,679
Nov 99                        36,856                      12,722
Dec 99                        36,891                      11,385

Jan 00                        32,377                      22,342
Feb 00                        35,929                      25,002
Mar 00                        38,338                      24,741
Apr 00                        37,978                      26,900
May 00                        38,045                      27,839
Jun 00                        35,430                      26,656
Jul 00                        45,609                      24,228
Aug 00                        46,857                      23,981
Sep 00                        46,097                      22,669
Oct 00                        49,231                      18,743
Nov 00                        57,137                      18,743
Dec 00                        52,501                      14,700

Jan 01                        54,763                      11,951
Feb 01                        53,893                      15,645
Mar 01                        43,191                      15,109
Apr 01                        52,612                      15,109
May 01                        56,719                      11,921
Jun 01                        53,458                      15,904
Jul 01                        58,599                      17,281

                                                                              18
--------------------------------------------------------------------------------


U.S. Domestic Shipments & Maverick's Selling Prices

[Graph Omitted - Tabular representation for EDGAR filing below]

                           U.S. Domestic                        Maverick's
                             Shipments                        Selling Prices
                           -------------                      --------------

1Q96                            436                                $663
2Q96                            447                                $649
3Q96                            492                                $652
4Q96                            386                                $656

1Q97                            449                                $668
2Q97                            590                                $681
3Q97                            597                                $698
4Q97                            464                                $717

1Q98                            485                                $736
2Q98                            368                                $724
3Q98                            231                                $669
4Q98                            131                                $630

1Q99                            148                                $577
2Q99                            151                                $542
3Q99                            226                                $536
4Q99                            376                                $559

1Q00                            402                                $618
2Q00                            472                                $637
3Q00                            478                                $669
4Q00                            500                                $680

1Q01                            579                                $681
2Q01                            668                                $664

                                                                              19
--------------------------------------------------------------------------------

Maverick Steel Purchase Costs

[Graph Omitted - Tabular representation for EDGAR filing below]


                           Steel Cost               Steel Purchase
                            of Sales                    Costs
                             $/Ton                      $/Ton
                         --------------             --------------

 1Q97                                                     $336
 2Q97                                                     $336
 3Q97                                                     $323
 4Q97                                                     $324

 1Q98                                                     $318
 2Q98                                                     $311
 3Q98                                                     $308
 4Q98                                                     $295

 1Q99                                                     $272
 2Q99                                                     $258
 3Q99                                                     $257
 4Q99                                                     $294

 1Q00                                                     $324
 2Q00                          299                        $319
 3Q00                          301                        $287
 4Q00                          304                        $243

 1Q01                          297                        $240
 2Q01                          243                        $268
 3Q01                   EST    268                        $265
 4Q01                   EST    265                        $255

                                                                              20
--------------------------------------------------------------------------------

         [LOGO]

MAVERICK TUBE CORPORATION


                            Where is Maverick Going?

--------------------------------------------------------------------------------

Gas Supply and Consumption

          Gas Rig      Gas                   Gas                        Storage
Year       Count    Production   Imports   Available   Consumption       Change
----      -------   ----------   -------   ---------   -----------      --------
                      (BCF)       (BCF)       (BCF)       (BCF)           (BCF)

1990        463       17,781      1,448      19,229       18,716          (513)
1991        351       17,315      1,640      18,955       19,035            80
1992        330       17,448      1,924      19,372       19,545           173
1993        364       18,106      2,207      20,313       20,277           (36)
1994        427       18,582      2,412      20,994       20,708          (286)
1995        386       18,479      2,687      21,166       21,581           415
1996        465       19,180      2,784      21,964       21,966             2
1997        566       19,098      2,837      21,935       21,959            24
1998        561       18,799      2,993      21,792       21,262          (530)
1999        496       18,110      3,422      21,532       21,703           171
2000        720       18,397      3,533      21,930       22,775           845
2001 *      979       18,779      3,886      22,665       22,092          (573)
2002 *      968       18,973      4,081      23,054       22,953          (101)

* Management Estimates

                                                                              22
--------------------------------------------------------------------------------

Conventional Wisdom Suggest that Drilling May Decline Temporarily

o        Rig Count could fall by 10% - 15% from current levels.

o Import penetration will initially rise as consumption decreases and them sharply drop.

o        Inventories could decline 5% - 10%.

o Domestic shipments could fall 15% - 20% impacting the 1st half of 2002 more severely.

o        Product pricing should hold near current levels.

                                                                              23
--------------------------------------------------------------------------------

Maverick's Fortunes Improve Later in 2002

o        Reduction in consumption focused offshore.

o        Inventory reduction in our products should be over.

o        Import rates will fall sharply.

o        Domestic shipments improve in the 2nd half of 2002.

o        Maverick's new mill growth could offset impact on other products.

                                                                              24
--------------------------------------------------------------------------------

Impact of  Lower Volume and Pricing

o        Maverick's current earnings rate is at $1.68 per share

o A 5% decrease in U.S. Energy volume will reduce earnings by $0.08 per share.

o A 5% decline in U.S. Energy pricing can take earnings down by $0.17 per share.

o A 5% increase in U.S. steel cost will negatively impact earnings per share by $0.06.

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Conclusion

o        Demand for gas picks up due to lower gas prices.

o        Gas production could fall.

o        Supply and demand of gas come into balance.

o Commodity pricing later in 2002 could support drilling again at 1,250 rigs.

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